UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 31, 2023 (May 23, 2023)

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40991	82-4270040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 NW 109th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 836-6858

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BSFC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 23, 2023, Blue Star Foods Corp. (the “Company”) received a written notification (the “Notice”) from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that based on the Company’s stockholders’ equity of $479,238 as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission, the Company is no longer in compliance with the minimum stockholders’ equity requirement for continued inclusion on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”), which matter serves as an additional basis for delisting the Company’s securities from Nasdaq. In addition, the Notice informed the Company that, as of May 22, 2023, it did not meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations (the “Alternative Compliance Standards”).

On May 22, 2023, the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”), at which hearing on June 29, 2023, the Company will provide its plan to regain compliance with the minimum bid price requirement in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) for continued listing on The Nasdaq Capital Market. In addition, the Notice informs the Company that the Panel will consider the Stockholders’ Equity Requirement matter in rendering a determination regarding the Company’s continued listing on The Nasdaq Capital Market. Pursuant to Listing Rule 5810(d), the Company plans to present its plan to regain compliance with respect to the Stockholders’ Equity Requirement deficiency at its Panel hearing on June 29, 2023.

The Company is presently evaluating potential actions to regain compliance with all applicable requirements and intends to timely submit a plan to Nasdaq to regain compliance with the Stockholders’ Equity Requirement. Although the Company believes it will be able to regain compliance, there can be no assurance the Company’s plan will be accepted by Nasdaq or that if it is, the Company will be able to regain compliance with the Stockholders’ Equity Requirement, the Alternative Compliance Standards, or will otherwise be in compliance with other Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 31, 2023

BLUE STAR FOODS CORP.

By:	/s/ John Keeler
John Keeler
Executive Chairman and Chief Executive Officer